Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2022
Accrued expenses and other current liabilities
Accrued expenses and other current liabilities

15. Accrued expenses and other current liabilities

The following is a summary of accrued expenses and other current liabilities:

	As of December 31,
	2021	2022
	RMB	RMB	US$ (Note 2(d))
Deposits from packaged-tour users (a)	12,428	10,474	1,519
Payable for business combination	7,153	4,100	594
Accrued liabilities related to customers incentive program	3,951	3,400	493
Accrued professional service fees	11,861	11,356	1,646
Accrued advertising expenses	18,806	16,047	2,327
Deposits received from suppliers	86,212	72,169	10,464
Accrued operating expenses	8,067	7,662	1,111
Advanced payment from banks (b)	13,925	13,577	1,968
Discounted bank acceptance notes (c)	197,900	200,000	28,997
Others	22,326	19,527	2,828
Total	382,629	358,312	51,947

(a) Deposits from packaged-tour users represent cash paid to the Group as a deposit for overseas tours, and such amount is refundable upon completion of the tours.

(b) Advanced payment from banks represent cash received by the Group for promotional and marketing campaigns. Banks participating in these campaigns would reimburse the Group for tours sold to their credit card holders at a specified discount. Such advanced payment is recognized as revenues when revenues from the related tour are recognized.

(c) Discounted bank acceptance notes represent cash received from financial institutions by discounting of bank acceptance notes issued between the Company’s subsidiaries, which are repayable within one year with interest ranging from 2.0% to 2.4%. The issuance of notes payable is collateralized by the Group’s bank deposits of RMB197,900 and RMB200,000 as of December 31, 2021 and 2022, which were recorded in short-term investments.